                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               JUNE 13, 1996                          (JUNE 7, 1996)
- --------------------------------------------------------------------------------
               Date of Report (Date of earliest event reported)


                             QUALITY DINING, INC.
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


     INDIANA                     0-23420                       35-1804902
- --------------------------------------------------------------------------------
(State or other                (Commission                    (IRS Employer
jurisdiction of                File Number)                Identification No.)
incorporation)


                          3820 EDISON LAKES PARKWAY
                              MISHAWAKA, INDIANA                 46545
- --------------------------------------------------------------------------------
                             (Address of principal
                              executive offices)


Registrant's telephone number, including area code:  (219) 271-4600
                                                     --------------


                                NOT APPLICABLE
- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On June 7, 1996, Quality Dining, Inc. (the "Registrant") acquired Bruegger's Corporation ("Bruegger's") by means of the merger of BAC, Inc., a wholly owned subsidiary of the Registrant, into Bruegger's. As a result of the merger, Bruegger's became a wholly owned subsidiary of the Registrant. The acquisition was made pursuant to an Agreement and Plan of Merger which resulted from arms-length negotiation. As of June 6, 1996, Bruegger's owned and operated 53 retail bagel bakeries (the "Company-Owned Bakeries") and franchised an additional 279 retail bagel bakeries (the "Franchised Bakeries") in 31 states. Of the 279 Franchised Bakeries, 21 were operated by the Registrant (the "Registrant-Owned Bakeries"). The Registrant will continue to operate the Company-Owned Bakeries and Registrant-Owned Bakeries as retail bagel bakeries, and will continue to franchise retail bagel bakeries.

          Under the terms of the merger, the shareholders of Bruegger's common stock received approximately 5,142,147 shares of the Registrant's common stock, and the shareholders of Bruegger's Class A Cumulative Convertible Preferred Stock received up to 141,450 shares of the Registrant's Series A Convertible Cumulative Preferred Stock which are convertible until September 5, 1996 into an aggregate of up to 399,299 shares of the Registrant's common stock. All of such shares of the Registrant's stock were registered on a Registration Statement on Form S-4 (Registration No. 333-2050). Prior to the merger, Nordahl L. Brue and Michael J. Dressell owned approximately 84% of the outstanding shares of Bruegger's common stock.

          Daniel B. Fitzpatrick, the President and Chief Executive Officer of the Registrant, has served on the Board of Directors of Bruegger's since October 1995. Pursuant to the Agreement and Plan of Merger, Messrs. Brue and Dressell and Stephen A. Finn, the President and Chief Executive Officer of Bruegger's, became directors of the Registrant and Mr. Brue became the Co-Chairman of the Registrant. Mr. Finn will continue to serve as the President and Chief Executive Officer of Bruegger's. The Registrant has also agreed to provide Messrs. Brue and Dressell certain registration rights with respect to the Registrant's common stock issued to them in the merger.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired.

          The following financial statements which have not been previously filed are incorporated herein by reference from pages 5 through 9 hereto: Unaudited consolidated financial statements of Bruegger's Corporation and subsidiaries for the quarter ended March 19, 1996.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          The exhibits set forth on the Index to Exhibits on page 10 are incorporated herein by reference.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       QUALITY DINING, INC.


Dated:  June 13, 1996                  By:    /s/ Michael G. Sosinski
                                          ------------------------------
                                          Michael G. Sosinski
                                          Chief Financial Officer
                                          and Treasurer


                    BRUEGGER'S CORPORATION AND SUBSIDIARIES
         CONSOLIDATED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                            FOR THE 12 WEEKS ENDED
                                  (Unaudited)


                                                           March 19,           March 21,
                                                             1996                1995
                                                         -------------      ---------------
Operating Revenues:
  Restaurant sales                                           4,886,700            3,106,800
  Franchise related income                                   1,383,200              867,700
  Commissary revenue                                         1,216,777              958,600

                                                         -------------      ---------------

          Total operating revenues                           7,486,677            4,933,100
                                                         -------------      ---------------

Operating Costs and Expenses:
  Cost of restaurant sales                                   1,674,700            1,142,500
  Restaurant operating expenses:
    Payroll & other employee expenses                        1,776,000            1,008,700
    Controllable expenses                                      697,100              359,200
    Occupancy                                                  524,700              283,400
    Depreciation                                               320,900              149,600
    Amortization of pre-opening costs                           97,700               88,400
  Commissary related expenses                                1,104,291              874,400
  Depreciation and amortization - other                        172,433              107,496
  Selling general & administrative                           1,593,042            1,159,180
  Non recurring expenses                                       950,000                    -
                                                         -------------      ---------------

          Total operating costs and expenses                 8,910,866            5,172,876
                                                         -------------      ---------------

          Loss from operations                              (1,424,189)            (239,776)

Interest expense                                              (291,460)            (113,461)
Interest income                                                 12,507                  876

                                                         -------------      ---------------
          Loss before income taxes                          (1,703,142)            (352,361)
State & local income taxes                                       7,200                4,400
                                                         -------------      ---------------

           Net loss                                         (1,710,342)            (356,761)


Accumulated deficit, beginning of period                    (8,341,650)          (2,884,303)
                                                         -------------      ---------------

Accumulated deficit, end of period                        ($10,051,992)         ($3,241,064)
                                                          ============       ==============





See notes to consolidated financial statements

Page -5-


                          BRUEGGER'S CORPORATION AND SUBSIDIARIES
                                 CONSOLIDATED BALANCE SHEET
                                     AS OF MARCH 19,1996
                                        (Unaudited)




                              ASSETS
        CURRENT ASSETS
          Cash and cash equivalents                                                            $780,935
          Franchise and other receivables                                                       771,499
          Inventories                                                                           513,772
          Prepaid expenses and other current assets                                             604,893
          Due from related parties                                                              113,700
                                                                                    ---------------------

                  Total current assets                                                        2,784,799

        PROPERTY AND EQUIPMENT, net                                                          17,152,579

        OTHER ASSETS                                                                            145,320
                                                                                     --------------------

                  Total assets                                                              $20,082,698
                                                                                     ====================


                       LIABILITIES AND STOCKHOLDERS' EQUITY

        CURRENT LIABILITIES
          Line of credit                                                                    $12,196,001
          Subordinated debt and accrued interest to stockholders                                703,890
          Accounts payable                                                                    1,705,528
          Accrued expenses                                                                    2,998,671
          Deferred revenue                                                                      860,000
                                                                                     --------------------

                  Total current liabilities                                                  18,464,090


        REDEEMABLE, CONVERTIBLE PREFERRED STOCK, $100 par value;                              9,690,000
                                                                                     --------------------
         cumulative, convertible Class A: 250,000 shares authorized; 166,200 shares subscribed; 96,900 shares issued and outstanding


        STOCKHOLDERS' EQUITY (DEFICIENCY)
          Common stock, $.001 par value; 5,000,000 shares authorized;
            3,965,000 shares issued and outstanding                                               3,965
          Additional paid-in-capital                                                          1,976,635
          Accumulated deficit                                                               (10,051,992)

                                                                                     --------------------

                  Total stockholders' equity (deficiency)                                    (8,071,392)

                  Total liabilities and stockholders' equity                                $20,082,698
                                                                                     ====================






        See notes to consolidated financial statements

        Page -6-





                    BRUEGGER'S CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                            FOR THE 12 WEEKS ENDED
                                  (Unaudited)

                                                                                                   March 19,       March 21,
                                                                                                     1996            1995
                                                                                                 ------------     ----------
         Cash flows from operating activities:
           Net loss                                                                              ($1,710,342)     ($356,761)
           Adjustments to reconcile net loss to net cash provided/(used) in operating activities:
            Depreciation and amortization                                                            591,033        345,496
            Changes in operating assets and liabilities
             Franchise and other receivables                                                        (172,940)      (163,477)
             Inventories                                                                             (85,757)       (27,458)
             Prepaid expenses and other current assets                                                83,935       (148,886)
             Other assets                                                                             83,169        225,444
             Amounts payable                                                                         414,833       (327,501)
             Other liabilities                                                                       117,237        (73,163)
             Deferred revenue                                                                        205,000              -
                                                                                                 -----------     ----------

             Net cash used in operating activities                                                  (473,832)      (526,306)
                                                                                                 -----------     ----------


         Cash flows from investing activities:
           Purchases of property and equipment                                                    (3,852,852)    (1,846,480)
                                                                                                 -----------     ----------

             Net cash used for investing activities                                               (3,852,852)    (1,846,480)
                                                                                                 -----------     ----------


         Cash flows from financing activities:
           Net increase in line of credit                                                          3,850,000        653,000
           Net increase in subordinated debt                                                          13,118          7,755
           Proceeds from issuance of preferred stock                                                 625,000        825,000
                                                                                                 -----------     ----------

             Net cash provided from financing activities                                           4,488,118      1,485,755
                                                                                                 -----------     ----------

             Net increase (decrease) in cash                                                         161,434       (887,031)

             Cash and cash equivalents - beginning of period                                         619,501      2,002,482
                                                                                                 -----------     ----------

             Cash and cash equivalents - end of period                                              $780,935     $1,115,451
                                                                                                 ===========     ==========



         Supplemental cash flow information:
          Cash paid during the periods for:
             Interest                                                                               $219,610       $126,908
             Income taxes                                                                              7,200          4,400



         See notes to consolidated financial statements

         Page -7-

                    BRUEGGER'S CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 19, 1996
                                  (UNAUDITED)


1.  ORGANIZATION AND BUSINESS

Bruegger's Corporation and subsidiaries (collectively "Bruegger's" or the "Company") develops and operates a chain of retail fresh bagel stores in the United States, with 39 Company-owed and 246 franchised units as of March 19, 1996. Included in the franchised units are franchisees owned, in part, by the majority shareholders of Bruegger's (the "Affiliated Franchisees") that operate 142 units as of March 19, 1996. The Affiliated Franchisees are not included in the consolidated financial statements of Bruegger's Corporation and subsidiaries.

On February 21, 1996, the Company entered into an Agreement and Plan of Merger with Quality Dining, Inc. See Note 4 for further discussion of this transaction.

2.  BASIS OF PRESENTATION

The consolidated financial statements include the accounts of Bruegger's Corporation and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principals for interim financial reporting. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for annual financial statement reporting purposes. In the opinion of management, all adjustments, consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. Operating results for the twelve
(12) week period ended March 19, 1996 are not necessarily indicative of the results that may be expected for the 53-week year ending December 31, 1996.

These unaudited consolidated financial statements should be read in conjunction with the Company's audited financial statements for the fiscal year ended December 26, 1995 which are included in a Registration Statement on Form S-4 filed with the Securities and Exchange Commission by Quality Dining, Inc. on April 19, 1996.

3.  LONG - TERM DEBT

On December 23, 1994, the Company entered into a $10,000,000 revolving credit agreement (the "Agreement") with a bank, in order to refinance existing debt with the same bank and finance the Company's ongoing development of stores. The Agreement bore interest at the bank's base rate plus


Page -8-

                    BRUEGGER'S CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 19, 1996
                                  (UNAUDITED)


a specified percentage driven by the Company's leverage ratio. Borrowings outstanding under the Agreement were secured by certain of the following: 1) assets of the Company, 2) assignments of leases and leasehold mortgages, 3) assignment of franchise agreements and franchise payments, 4) trademark and security agreements, and 5) stock of the Company.

On February 15, 1996, the Company amended the existing Agreement (the "Amended Agreement"), effectively increasing the availability of borrowings to $15,000,000 in order to refinance the existing debt as described above and continue funding the Company's ongoing development. The amount outstanding is personally guaranteed by the majority shareholders of the Company in an amount not to exceed $5,000,000, in the aggregate, and is secured by substantially the same collateral as under the Agreement. Borrowings under the Amended Agreement bears interest at the bank's base rate plus 1/2% (8.75% at March 19, 1996).
The Company is required under the Amended Agreement to maintain certain financial ratios. Additionally, the Amended Agreement contains a clause which prohibits the prepayment of the subordinated debt to stockholders. On March 5, 1996, the Agreement was further amended to mature on the earlier of the consummation of the Agreement and Plan of Merger described in Note 4 or January 1, 1997.

In May 1996, the Company again amended the Agreement to increase the availability under the line of credit to $17,000,000.

4.  PENDING MERGER

On February 21, 1996, the Company entered into an Agreement and Plan of Merger (the "Merger") whereby the Company will be merged with a subsidiary of Quality Dining, Inc. ("QDI"), a multi-unit restaurant operator. QDI operates five distinct restaurant concepts and among those concepts, operated 18 Bruegger's Bagel Bakeries as of February 18, 1996. To effect the Merger, each issued and outstanding share of the Company's common stock will be converted into 1.2931 shares of common stock of QDI. In addition, each issued and outstanding share of the Company's cumulative convertible preferred stock will be converted into one share of convertible cumulative preferred stock of QDI. QDI will also convert all outstanding options of the Company into stock options of QDI.


Page -9-

                               INDEX TO EXHIBITS

                                                               Page No.
Exhibit                                                        in this
  No.                        Description                        Filing
- -------                      -----------                       --------

  2-E       (1)  Agreement and Plan of Merger, dated
                 as of February 21, 1996, among the
                 Registrant, BAC, Inc. and
                 Bruegger's Corporation....................

  4-B       (2)  Terms of Series A Convertible
                 Cumulative Preferred Stock, as
                 contained in Section 5.6 of the
                 Registrant's Restated Articles of
                 Incorporation, as amended to date.........

  27             Financial Data Schedule...................

  99-A           Press Release of Registrant dated
                 June 7, 1996..............................

  99-B           Press Release of Registrant dated
                 June 7, 1996..............................

(1) The copy of this exhibit filed as the same exhibit number to the Company's Registration Statement on Form S-4 (Registration No. 333-2050) is incorporated herein by reference.

(2) The copy of this exhibit filed as Annex B to Exhibit 2-E filed herewith is incorporated herein by reference.


                                      -10-